UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

KOHL’S CORPORATION
(Name of Registrant as Specified in Its Charter)

MACELLUM BADGER FUND, LP

MACELLUM BADGER FUND II, LP

MACELLUM ADVISORS, LP

MACELLUM ADVISORS GP, LLC

JONATHAN DUSKIN

LEGION PARTNERS HOLDINGS, LLC

LEGION PARTNERS, L.P. I

LEGION PARTNERS, L.P. II

LEGION PARTNERS SPECIAL OPPORTUNITIES, L.P. XV

LEGION PARTNERS, LLC

LEGION PARTNERS ASSET MANAGEMENT, LLC

CHRISTOPHER S. KIPER

RAYMOND T. WHITE

ANCORA CATALYST INSTITUTIONAL, LP

ANCORA CATALYST, LP

ANCORA MERLIN, LP

ANCORA MERLIN INSTITUTIONAL, LP

ANCORA CATALYST SPV I LP SERIES M

ANCORA CATALYST SPV I LP SERIES N

ANCORA CATALYST SPV I LP SERIES O

ANCORA CATALYST SPV I LP SERIES P

ANCORA CATALYST SPV I SPC LTD SEGREGATED PORTFOLIO G

ANCORA ADVISORS, LLC

ANCORA HOLDINGS, INC.

ANCORA FAMILY WEALTH ADVISORS, LLC

THE ANCORA GROUP INC.

INVERNESS HOLDINGS, LLC

ANCORA ALTERNATIVES, LLC

FREDERICK DISANTO

4010 PARTNERS, LP

4010 CAPITAL, LLC

4010 GENERAL PARTNER, LLC

STEVEN E. LITT

MARGARET L. JENKINS

JEFFREY A. KANTOR

THOMAS A. KINGSBURY

CYNTHIA S. MURRAY

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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2021 ANNUAL MEETING OF SHAREHOLDERS

OF

KOHL’S CORPORATION

___________________________

SUPPLEMENT DATED MARCH 26, 2021 TO THE PROXY STATEMENT

OF
MACELLUM BADGER FUND, LP

DATED MARCH 15, 2021

___________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY

Dear Fellow Shareholders:

Macellum Badger Fund, LP, a Delaware limited partnership (“Macellum Badger”), and the other participants in this solicitation (collectively, the “Investor Group” or “we”) are significant shareholders of Kohl’s Corporation, a Wisconsin corporation (“Kohl’s” or the “Company”), who beneficially own, in the aggregate, 14,696,905 shares of common stock, $0.01 par value per share (the “Common Stock”), of the Company, including 2,447,000 shares underlying call options that are currently exercisable, constituting approximately 9.32% of the outstanding Common Stock. We are sending this proxy statement supplement (the “Proxy Supplement”) and accompanying WHITE proxy card to you in connection with the solicitation of proxies relating to the upcoming 2021 Annual Meeting of Shareholders (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of shareholders held in lieu thereof) (the “2021 Annual Meeting”) scheduled to be held virtually on May 12, 2021 at 8:00 a.m. Central Time exclusively online via a live interactive webcast on the internet for the following:

1.	To elect Macellum Badger’s five director nominees, Jonathan Duskin, Margaret L. Jenkins, Jeffrey A. Kantor, Thomas A. Kingsbury and Cynthia S. Murray (each a “Nominee” and, collectively, the “Nominees”) to hold office until the 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”) and until their respective successors have been duly elected and qualified;
2.	To vote on a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers;
3.	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending January 29. 2022;
4.	To vote upon a shareholder proposal regarding the right to act by written consent, if properly presented at the meeting; and
5.	To transact such other business, if any, as may properly come before the 2021 Annual Meeting and any adjournment thereof.

These items of business are more fully described in the definitive proxy statement filed by Macellum Badger with the Securities and Exchange Commission (the “SEC”) on March 15, 2021. For the reasons set forth in our definitive proxy statement, we are soliciting proxies to elect not only our five (5) Nominees, but also the candidates who have been nominated by the Company, other than Steven A. Burd, Jonas Prising, John E. Schlifske, Frank V. Sica and Stephanie A. Streeter. This gives shareholders who wish to vote for our Nominees the ability to vote for all twelve (12) directorships up for election.

On March 19, 2021, the Company filed its definitive proxy statement for the 2021 Annual Meeting with the SEC. Accordingly, we are hereby supplementing our definitive proxy statement with certain information from the Company’s definitive proxy statement, which had not been publicly available at the time we filed our definitive proxy statement, and certain updates to the information contained in our definitive proxy statement.

According to the Company’s definitive proxy statement, the 2021 Annual Meeting will be held virtually on May 12, 2021 at 8:00 a.m. Central Time. As further described in the Company’s definitive proxy statement, due to the continuing public health implications of the COVID-19 pandemic, the 2021 Annual Meeting will be held exclusively online via a live interactive webcast on the internet. You will not be able to attend the 2021 Annual Meeting in person at a physical location.

According to the Company’s definitive proxy statement, all shareholders who owned Common Stock at the close of business on March 24, 2021 (the record date for the 2021 Annual Meeting (the “Record Date”)) or their duly appointed proxies may attend and vote at the meeting and at any adjournment of the meeting. Based on the Company’s definitive proxy statement, as of March 19, 2021, there were 157,592,637 shares of Common Stock outstanding. Once the Company publicly discloses the number of shares of Common Stock outstanding as of the Record Date, we intend to provide a supplement with such information.

The Company’s definitive proxy statement states that in order to attend the 2021 Annual Meeting, you must pre-register in advance at www.cesonlineservices.com/ kss21_vm prior to the deadline of May 11, 2021 at 8:00 a.m. Central Time.

According to the Company’s definitive proxy statement, the following admission procedures for the 2021 Annual Meeting will apply:

•	Admission to the 2021 Annual Meeting is restricted to shareholders of record as of the Record Date and/or their designated representatives.
•	Shareholders and/or their designated representatives will need to pre-register by 8:00 a.m. Central Time on May 11, 2021, by visiting www.cesonlineservices.com/kss21_vm. Please have your proxy card containing your control number available and follow the instructions to complete your registration request.
•	Shareholders whose shares are held in “street name” through a bank, broker or other nominee as of the Record Date will need to pre-register by 8:00 a.m. Central Time on May 11, 2021, by visiting www.cesonlineservices.com/kss21_vm. Please have your voting instruction form or other communication containing your control number available and follow the instructions to complete your registration request.
•	Requests to register to participate in the 2021 Annual Meeting must be received no later than 8:00 a.m. Central Time on May 11, 2021.
•	After registering, shareholders will receive a confirmation email with a link and instructions for accessing the 2021 Annual Meeting.

2

According to the Company’s definitive proxy statement, you may present matters for consideration at the 2022 Annual Meeting either by having the matter included in the Company’s proxy statement and proxy card in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 or by conducting your own proxy solicitation. According to the Company’s definitive proxy statement, if you want your proposal included in the Company’s proxy statement and listed on the Company’s proxy card for the 2022 Annual Meeting, the Company must receive your written proposal by November 24, 2021, at Corporate Secretary, Attention: Legal, Kohl’s Corporation, N56 W17000 Ridgewood Drive, Menomonee Falls, Wisconsin 53051. You may submit a proposal only if you meet the ownership and holding requirements in Rule 14a-8, and you must continue to meet such ownership and holding requirements through the date of the 2022 Annual Meeting and otherwise comply with the Rule 14a-8 requirements then in effect. According to the Company’s definitive proxy statement, if you decide to conduct your own proxy solicitation, the Company must receive written notice of your intent to present your proposal at the 2022 Annual Meeting, as required by the Company’s Bylaws, by January 12, 2022.

According to the Company’s definitive proxy statement, pursuant to procedures set forth in the Company’s Bylaws, the Company’s Governance & Nominating Committee will consider shareholder nominations for directors if the Company receives timely written notice, in proper form, of the intent to make a nomination at the 2022 Annual Meeting. According to the Company’s definitive proxy statement, if you decide to conduct your own proxy solicitation, to be timely for the 2022 Annual Meeting, the Company must receive the notice by January 12, 2022. To be in proper form, the notice must comply with the requirements detailed in the Company’s Bylaws.

In addition, according to the Company’s definitive proxy statement, an eligible shareholder, or a group of up to 20 shareholders, that has continuously owned at least 3% of the Company’s outstanding Common Stock for three years may include in the Company’s proxy materials director nominations of up to the greater of two directors and 20% of the number of directors currently serving on the Board of Directors of the Company, subject to the terms and conditions specified in the Company’s Bylaws. According to the Company’s definitive proxy statement, to be timely for inclusion in the Company’s proxy materials for the 2022 Annual Meeting, the Company’s Corporate Secretary must receive your nomination between October 25, 2021, and November 24, 2021. The requirements for proxy access are detailed in the Company’s Bylaws.

The information set forth above regarding the procedures for submitting shareholder proposals or nominations for consideration at the 2022 Annual Meeting is based on information contained in the Company’s proxy statement and Bylaws. The inclusion of this information in this Proxy Supplement should not be construed as an admission by any of the participants in this solicitation that such procedures are legal, valid or binding.

Schedule I of our definitive proxy statement is hereby supplemented as attached hereto to reflect transactions in securities of the Company effected by the members of the Investor Group.

Schedule II of our definitive proxy statement is hereby supplemented as attached hereto to reflect updated beneficial ownership information included in the Company’s definitive proxy statement.

Whether or not you plan to attend the 2021 Annual Meeting, we urge you to sign, date and return the enclosed WHITE proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the WHITE proxy card. Additional information and our proxy materials can also be found at https://createvalueatkohls.com.

If you need another copy of our definitive proxy statement or this supplement or if you have any difficulty following the registration process, please contact Saratoga Proxy Consulting LLC, which is assisting us with our effort to solicit proxies, at the address and toll-free number set forth on the back cover of this supplement.

3

This supplement is dated March 26, 2021, and is first being mailed to shareholders of the Company commencing on or about March 26, 2021. This supplement should be read in conjunction with Macellum Badger’s definitive proxy statement filed with the SEC on, and first furnished to shareholders on or about, March 15, 2021.

THIS SOLICITATION IS BEING MADE BY THE INVESTOR GROUP AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY.

THE INVESTOR GROUP URGES YOU TO SIGN, DATE AND RETURN THE WHITE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN OUR DEFINITIVE PROXY STATEMENT BY SIGNING, DATING, AND RETURNING THE ENCLOSED WHITE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE 2021 ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE 2021 ANNUAL MEETING OR BY VOTING VIRTUALLY AT THE 2021 ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the 2021 Annual Meeting—This Proxy Supplement, our Definitive Proxy Statement and our WHITE proxy card are available at

www.createvalueatkohls.com

4

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
SINCE THE FILING OF OUR DEFINITIVE PROXY STATEMENT

Nature of Transaction	Amount of Securities Purchased/(Sold)	Date of Transaction

Macellum BADGER Fund, LP

Purchase of Common Stock	10,406	03/18/2021
Purchase of October 15, 2021 Call Options ($85.00 Strike Price)[1]	16,900	03/18/2021
Sale of July 16, 2021 Call Options ($37.50 Strike Price)[2]	(28,200)	03/18/2021
Purchase of Common Stock	9,701	03/22/2021
Purchase of October 15, 2021 Call Options ($85.00 Strike Price)[1]	18,000	03/22/2021
Sale of July 16, 2021 Call Options ($37.50 Strike Price)[2]	(28,200)	03/22/2021

Macellum BADGER FUND II, LP

Purchase of Common Stock	358,594	03/18/2021
Purchase of October 15, 2021 Call Options ($85.00 Strike Price)[1]	583,100	03/18/2021
Sale of July 16, 2021 Call Options ($37.50 Strike Price)[2]	(971,800)	03/18/2021
Purchase of Common Stock	334,299	03/22/2021
Purchase of October 15, 2021 Call Options ($85.00 Strike Price)[1]	622,000	03/22/2021
Sale of July 16, 2021 Call Options ($37.50 Strike Price)[2]	(971,800)	03/22/2021

Ancora Catalyst Institutional, LP

Purchase of Common Stock	7,075	03/19/2021
Sale of January 21, 2022 Call Options ($52.50 Strike Price)[2]	(9,700)	03/19/2021
Sale of July 16, 2021 Call Options ($50.00 Strike Price)[2]	(18,600)	03/19/2021

Ancora Catalyst, LP

Purchase of Common Stock	609	03/19/2021
Sale of January 21, 2022 Call Options ($52.50 Strike Price)[2]	(800)	03/19/2021
Sale of July 16, 2021 Call Options ($50.00 Strike Price)[2]	(1,600)	03/19/2021

I-1

Ancora Merlin, LP

Purchase of Common Stock	2,332	03/17/2021
Sale of January 21, 2022 Call Options ($52.50 Strike Price)[2]	(3,200)	03/17/2021
Sale of July 16, 2021 Call Options ($50.00 Strike Price)[2]	(6,400)	03/17/2021

Ancora MERLIN Institutional, LP

Purchase of Common Stock	27,568	03/17/2021
Sale of January 21, 2022 Call Options ($52.50 Strike Price)[2]	(38,800)	03/17/2021
Sale of July 16, 2021 Call Options ($50.00 Strike Price)[2]	(74,400)	03/17/2021

Ancora Catalyst SPV I LP Series M

Purchase of Common Stock	7,303	03/19/2021
Sale of January 21, 2022 Call Options ($52.50 Strike Price)[2]	(10,000)	03/19/2021
Sale of July 16, 2021 Call Options ($50.00 Strike Price)[2]	(19,200)	03/19/2021

Ancora Catalyst SPV I LP Series n

Purchase of Common Stock	5,059	03/19/2021
Sale of January 21, 2022 Call Options ($52.50 Strike Price)[2]	(6,900)	03/19/2021
Sale of July 16, 2021 Call Options ($50.00 Strike Price)[2]	(13,300)	03/19/2021

Ancora Catalyst SPV I LP Series O

Purchase of Common Stock	4,983	03/19/2021
Sale of January 21, 2022 Call Options ($52.50 Strike Price)[2]	(6,800)	03/19/2021
Sale of July 16, 2021 Call Options ($50.00 Strike Price)[2]	(13,100)	03/19/2021

Ancora Catalyst SPV I LP Series P

Purchase of Common Stock	5,325	03/19/2021
Sale of January 21, 2022 Call Options ($52.50 Strike Price)[2]	(7,300)	03/19/2021
Sale of July 16, 2021 Call Options ($50.00 Strike Price)[2]	(14,000)	03/19/2021

I-2

Ancora Catalyst SPV I SPC Ltd Segregated Portfolio G

Purchase of Common Stock	7,646	03/19/2021
Sale of January 21, 2022 Call Options ($52.50 Strike Price)[2]	(10,400)	03/19/2021
Sale of July 16, 2021 Call Options ($50.00 Strike Price)[2]	(20,100)	03/19/2021

1 Represents shares of Common Stock underlying American-style call options purchased in the over-the-counter market.

2 Represents shares of Common Stock underlying American-style call options sold in the over-the-counter market.

I-3

SCHEDULE II

The following table is reprinted from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 19, 2021.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information concerning the beneficial ownership of the shares of our common stock as of March 18, 2021 (unless otherwise noted) by:

1.	each of our Directors and nominees;
2.	each of our named executive officers;
3.	all of our executive officers, Directors and nominees as a group; and
4.	each person who is known by us to beneficially own more than 5% of our common stock.

Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power. Indicated options are all exercisable within sixty days of March 18, 2021.

II-1

Name of Beneficial Owner	Amount Beneficially Owned		Percent of Class
Michael J. Bender	10,713	(1)	*
Peter Boneparth	35,707	(2)	*
Steven A. Burd	29,025	(3)	*
Yael Cosset	12,971	(4)	*
H. Charles Floyd	14,100	(5)	*
Robbin Mitchell	1,984	(6)	*
Jonas Prising	44,270	(7)	*
John E. Schlifske	37,734	(8)	*
Adrianne Shapira	17,455	(9)	*
Frank V. Sica	49,932	(10)	*
Stephanie A. Streeter	38,709	(11)	*
Michelle Gass	589,099	(12)	*
Jill Timm	124,241	(13)	*
Doug Howe	110,602	(14)	*
Greg Revelle	155,322	(15)	*
Jason Kelroy	138,468	(16)	*
All Directors and executive officers as a group (18 persons)	1,557,605	(17)	*
Macellum Advisors GP, LLC; Legion Partners Asset Management, LLC; Ancora Holdings, Inc.; 4010 Partners Multiple addresses noted in footnote below	14,950,605	(18)	9.5%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	13,917,049	(19)	8.83%
Blackrock, Inc. 55 East 52nd Street New York, NY 10055	13,235,074	(20)	8.4%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	8,956,927	(21)	5.6%
State Street Corporation One Lincoln Street Boston, MA 02111	5,015,317	(22)	3.18%

II-2

*	Less than 1%.
(1)	Includes 7,655 unvested restricted shares.
(2)	Includes 8,267 unvested restricted shares.
(3)	Includes 7,655 unvested restricted shares and 2,843 shares represented by stock options.
(4)	Includes 12,971 unvested restricted shares.
(5)	Includes 1,984 unvested restricted shares.
(6)	Includes 1,984 unvested restricted shares.
(7)	Includes 8,879 unvested restricted shares.
(8)	Includes 7,655 unvested restricted shares and 7,784 shares represented by stock options.
(9)	Includes 7,655 unvested restricted shares.
(10)	Includes 19,902 unvested restricted shares.
(11)	Includes 9,186 unvested restricted shares and 6,812 shares represented by stock options.
(12)	Includes 246,476 unvested restricted shares.
(13)	Includes 104,185 unvested restricted shares.
(14)	Includes 73,935 unvested restricted shares.
(15)	Includes 75,307 unvested restricted shares.
(16)	Includes 109,915 unvested restricted shares.
(17)	Includes 808,587 unvested restricted shares and 17,439 shares represented by stock options.
II-3

(18)	According to the amended Schedule 13D filed March 12, 2021 , Based on its amended Schedule 13D filed on March 12, 2021 , a group consisting of Macellum Badger Fund, LP, Macellum Badger Fund II, LP, Macellum Advisors, LP, Macellum Advisors GP, LLC, Jonathan Duskin, Legion Partners Holdings LLC, Legion Partners, L.P. I, Legion Partners, L.P. II, Legion Partners Special Opportunities, L.P. XV, Legion Partners, LLC, Legion Partners Asset Management, LLC, Christopher S. Kiper, Raymond T. White, Ancora Catalyst Institutional, LP, Ancora Catalyst, LP, Ancora Merlin, LP, Ancora Merlin Institutional, LP, Ancora Catalyst SPV I LP Series M, a series of Ancora Catalyst SPV I LP, Ancora Catalyst SPV I LP Series N, a series of Ancora Catalyst SPV I LP, Ancora Catalyst SPV I LP Series O, a series of Ancora Catalyst SPV I LP, Ancora Catalyst SPV I LP Series P, a series of Ancora Catalyst SPV I LP, Ancora Catalyst SPV I SPC Ltd Segregated Portfolio G, Ancora Advisors, LLC, Ancora Alternatives LLC, Ancora Family Wealth Advisors, LLC, The Ancora Group Inc., Inverness Holdings, LLC, Ancora Holdings, Inc., Frederick DiSanto, 4010 Partners, LP, 4010 Capital, LLC, 4010 General Partner, LLC, Steven E. Litt, Margaret L. Jenkins, Jeffrey A. Kantor, Thomas A. Kingsbury, and Cynthia S. Murray, disclosed that it beneficially owned the number of shares reported in the table as of February 19, 2021, which includes 3,481,600 shares underlying call options currently exercisable. Macellum Badger Fund LP stated that it beneficially owned and had shared power to vote or direct vote and shared power to dispose or direct the disposition of 273,611 shares. Macellum Badger Fund II, LP stated it beneficially owned and had shared power to vote or direct vote and shared power to dispose or direct the disposition of 8,443,121 shares. Macellum Advisors, LP stated that as the investment manager of Macellum Badger Fund LP and Macellum Badger Fund II, LP, Macellum Advisors, LP may be deemed the beneficial owner of the 273,611 shares beneficially owned by Macellum Badger Fund LP and 8,443,121 shares beneficially owned by Macellum Badger Fund II, LP; with shared power to vote or direct vote and shared power to dispose or direct the disposition of 8,716,732 shares. Macellum Advisors GP, LLC stated that as the general partner of Macellum Badger Fund LP, Macellum Badger Fund II, LP and Macellum Advisors, LP, Macellum Advisors GP, LLC may be deemed the beneficial owner of the 273,611 shares beneficially owned by Macellum Badger Fund LP, and 8,443,121 beneficially owned by Macellum Badger Fund II, LP; with shared power to vote or direct vote and shared power to dispose or direct the disposition of 8,716,732 shares. Jonathan Duskin stated that, as the sole member of Macellum Advisors GP, LLC, Jonathan Duskin may be deemed the beneficial owner of the 273,611 shares beneficially owned by Macellum Badger Fund LP, and 8,443,121 shares beneficially owned by Macellum Badger Fund II, LP; with shared power to vote or direct vote and shared power to dispose or direct the disposition of 8,716,732 shares. Legion Partners Holdings LLC stated that it beneficially owned directly 100 shares in record name. As the sole member of Legion Partners Asset Management, LLC and sole member of Legion Partners, LLC, Legion Partners Holdings LLC stated it may be deemed the beneficial owner of the (i) 1,891,990 shares beneficially owned by Legion Partners, L.P. I; (ii) 111,360 shares beneficially owned by Legion Partners, L.P. II; and (iii) 108,400 shares beneficially owned by Legion Partners Special Opportunities, L.P. XV; with shared power to vote or direct vote and shared power to dispose or direct the disposition of 2,111,850 shares. Legion Partners, L.P. I stated that it beneficially owned directly 1,891,990 shares, with shared power to vote or direct vote and shared power to dispose or direct the disposition of 1,891,990 shares. Legion Partners, L.P. II stated that it beneficially owned directly 111,360 shares, with shared power to vote or direct vote and shared power to dispose or direct the disposition of 111,360 shares. Legion Partners Special Opportunities, L.P. XV stated that it beneficially owned directly 108,400 shares, with shared power to vote or direct vote and shared power to dispose or direct the disposition of 108,400 shares. Legion Partners, LLC stated that as the general partner of each of Legion Partners, L.P. I and Legion Partners, L.P. II and co-general partner of Legion Partners Special Opportunities, L.P. XV, Legion Partners, LLC may be deemed the beneficial owner of the (i) 1,891,990 shares beneficially owned by Legion Partners, L.P. I; (ii) 111,360 shares beneficially owned by Legion Partners, L.P. II; and (iii) 108,400 shares beneficially owned by Legion Partners Special Opportunities, L.P. XV; with shared power to vote or direct vote and shared power to dispose or direct the disposition of 2,111,750 shares. Legion Partners Asset Management, LLC stated that as the investment advisor of each of Legion Partners, L.P. I, Legion Partners, L.P. II and Legion Partners Special Opportunities, L.P. XV, Legion Partners Asset Management, LLC may be deemed the beneficial owner of the (i) 1,891,990 shares beneficially owned by Legion Partners, L.P.; (ii) 111,360 shares beneficially owned by Legion Partners, L.P. II; and (iii) 108,400 shares beneficially owned by Legion Partners Special Opportunities, L.P. XV; with shared power to vote or direct vote and shared power to dispose or direct the disposition of 2,111,750 shares. Christopher S. Kiper and Raymond T. White stated that as a managing director of Legion Partners Asset Management, LLC and a managing member of Legion Partners Holdings LLC, they may be deemed the beneficial owner of the (i) 1,891,990 shares beneficially owned by Legion Partners, L.P. I; (ii) 111,360 shares beneficially owned by Legion Partners, L.P. II; (iii) 108,400 shares beneficially owned by Legion Partners Special Opportunities, L.P. XV; and (iv) 100 shares held in record name by Legion Partners Holdings LLC; with shared power to vote or direct vote and shared power to dispose or direct the disposition of 2,111,850 shares. Ancora Catalyst Institutional, LP stated that it beneficially owned directly 553,445 shares, with shared power to vote or direct vote and shared power to dispose or direct the disposition of 553,445 shares. Ancora Catalyst, LP stated that it beneficially owned directly 43,867 shares, with shared power to vote or direct vote and shared power to dispose or direct the disposition of 43,867 shares. Ancora Merlin, LP stated that it beneficially owned directly 43,283 shares, with shared power to vote or direct vote and shared power to dispose or direct the disposition of 43,283 shares. Ancora Merlin Institutional, LP stated that it beneficially owned directly 549,030 shares, with shared power to vote or direct vote and shared power to dispose or direct the disposition of 549,030 shares. Ancora Catalyst SPV I LP Series M, a series of Ancora Catalyst SPV I LP, stated that it beneficially owned directly 601,401 shares, with shared power to vote or direct vote and shared power to dispose or direct the disposition of 601,401 shares. Ancora Catalyst SPV I LP Series N, a series of Ancora Catalyst SPV I LP, stated that it beneficially owned directly 424,050 shares, with shared power to vote or direct vote and shared power to dispose or direct the disposition of 424,050 shares. Ancora Catalyst SPV I LP Series O, a series of Ancora Catalyst SPV I LP, stated that it beneficially owned directly 417,670 shares, with shared power to vote or direct vote and shared power to dispose or direct the disposition of 417,670 shares. Ancora Catalyst SPV I LP Series P, a series of Ancora Catalyst SPV I LP, stated that it beneficially owned directly 423,820 shares, with shared power to vote or direct vote and shared power to dispose or direct the disposition of 423,820 shares. Ancora Catalyst SPV I SPC Ltd Segregated Portfolio G stated that it beneficially owned directly 592,000 shares, with shared power to vote or direct vote and shared power to dispose or direct the disposition of 592,000 shares. Ancora Advisors, LLC stated that 422,259 shares were held in a certain separately managed account, and that as the investment advisor to the certain separately managed account, it may be deemed to beneficially own the 422,259 shares held in the certain separately managed account, with shared power to vote or direct vote and shared power to dispose or direct the disposition of 422,259 shares. Ancora Alternatives LLC stated that, as the investment advisor to each of Ancora Catalyst Institutional, LP, Ancora Catalyst, LP, Ancora Merlin, LP, Ancora Merlin Institutional, LP, Ancora Catalyst SPV I LP Series M, a series of Ancora Catalyst SPV I LP, Ancora Catalyst SPV I LP Series N, a series of Ancora Catalyst SPV I LP, Ancora Catalyst SPV I LP Series O, a series of Ancora Catalyst SPV I LP, Ancora Catalyst SPV I LP Series P, a series of Ancora Catalyst SPV I LP, and Ancora Catalyst SPV I SPC Ltd Segregated Portfolio G, it may be deemed the beneficial owner of the (i) 553,445 shares beneficially owned by Ancora Catalyst Institutional, LP; (ii) 43,867 shares beneficially owned by Ancora Catalyst, LP; (iii) 48,283 shares beneficially owned by Ancora Merlin, LP; (iv) 549,030 shares beneficially owned by Ancora Merlin Institutional, LP; (v) 601,401 shares beneficially owned by Ancora Catalyst SPV I LP Series M, a series of Ancora Catalyst SPV I LP; (vi) 424,050 shares beneficially owned by Ancora Catalyst SPV I LP Series N, a series of Ancora Catalyst SPV I LP; (vii) 417,670 shares beneficially owned by Ancora Catalyst SPV I LP Series O, a series of Ancora Catalyst SPV I LP; (viii) 423,820 shares beneficially owned by Ancora Catalyst SPV I LP Series P, a series of Ancora Catalyst SPV I LP; and (ix) 592,000 shares beneficially owned by Ancora Catalyst SPV I SPC Ltd Segregated Portfolio G; with shared power to vote or direct vote and shared power to dispose or direct the disposition of 3,653,566 shares. Ancora Family Wealth Advisors, LLC stated that as the investment advisor of certain separately managed accounts, Ancora Family Wealth Advisors, LLC may be deemed the beneficial owner of the 7,198 shares held in certain separately managed accounts, with shared power to vote or direct vote and shared power to dispose or direct the disposition of 7,198 shares. The Ancora Group Inc. stated that as the sole member of Ancora Advisors, LLC, it may be deemed to beneficially own the 422,259 shares held in Ancora Advisors, LLC’s certain separately managed account with shared power to vote or direct vote and shared power to dispose or direct the disposition of 422,259 shares. Inverness Holdings, LLC stated that as the sole member of Ancora Family Wealth Advisors, LLC, may be deemed to beneficially own the 7,198 shares in the certain separately managed accounts, with shared power to vote or direct vote and shared power to dispose or direct the disposition of 7,198 shares. Ancora Holdings, Inc., stated that as the sole member of each of Ancora Alternatives LLC and Inverness Holdings, LLC and the sole shareholder of The Ancora Group Inc., it may be deemed the beneficial owner of the (i) 553,445 shares beneficially owned by Ancora Catalyst Institutional, LP; (ii) 43,867 shares beneficially owned by Ancora Catalyst, LP; (iii) 48,283 shares beneficially owned by Ancora Merlin, LP; (iv) 549,030 shares beneficially owned by Ancora Merlin Institutional, LP; (v) 601,401 shares beneficially owned by Ancora Catalyst SPV I LP Series M, a series of Ancora Catalyst SPV I LP; (vi) 424,050 shares beneficially owned by Ancora Catalyst SPV I LP Series N, a series of Ancora Catalyst SPV I LP; (vii) 417,670 shares beneficially owned by Ancora Catalyst SPV I LP Series O, a series of Ancora Catalyst SPV I LP; (viii) 423,820 shares beneficially owned by Ancora Catalyst SPV I LP Series P, a series of Ancora Catalyst SPV I LP; (ix) 592,000 shares beneficially owned by Ancora Catalyst SPV I SPC Ltd Segregated Portfolio G; (x) 422,259 shares held in Ancora Advisors, LLC’s certain separately managed account; and (xi) 7,198 shares held in certain separately managed accounts; with shared power to vote or direct vote and shared power to dispose or direct the disposition of 4,083,023 shares. Frederick DiSanto, stated that as Chairman and Chief Executive Officer of Ancora Holdings, Inc., Frederick DiSanto may be deemed the beneficial owner of the (i) 553,445 shares beneficially owned by Ancora Catalyst Institutional, LP; (ii) 43,867 shares beneficially owned by Ancora Catalyst, LP; (iii) 48,283 shares beneficially owned by Ancora Merlin, LP; (iv) 549,030 shares beneficially owned by Ancora Merlin Institutional, LP; (v) 601,401 shares beneficially owned by Ancora Catalyst SPV I LP Series M, a series of Ancora Catalyst SPV I LP; (vi) 424,050 shares beneficially owned by Ancora Catalyst SPV I LP Series N, a series of Ancora Catalyst SPV I LP; (vii) 417,670 shares beneficially owned by Ancora Catalyst SPV I LP Series O, a series of Ancora Catalyst SPV I LP; (viii) 423,820 shares beneficially owned by Ancora Catalyst SPV I LP Series P, a series of Ancora Catalyst SPV I LP; (ix) 592,000 shares beneficially owned by Ancora Catalyst SPV I SPC Ltd Segregated Portfolio G; (x) 422,259 shares held in Ancora Advisors, LLC’s certain separately managed account; and (xi) 7,198 shares held in certain separately managed accounts; with shared power to vote or direct vote and shared power to dispose or direct the disposition of 4,083,023 shares. 4010 Partners, LP stated that it beneficially owned directly 39,000 shares, with shared power to vote or direct vote and shared power to dispose or direct the disposition of 39,000 shares. 4010 Capital, LLC, stated that as the investment manager of 4010 Partners, LP and co-general partner of Legion Partners Special Opportunities, L.P. XV, it may be deemed the beneficial owner of the 39,000 shares beneficially owned by 4010 Partners, LP; and 108,400 shares beneficially owned by Legion Partners Special Opportunities, L.P. XV; with shared power to vote or direct vote and shared power to dispose or direct the disposition of 147,400 shares. 4010 General Partner, LLC stated that as the general partner of 4010 Partners, LP, it may be deemed the beneficial owner of the 39,000 shares beneficially owned by 4010 Partners, LP, with shared power to vote or direct vote and shared power to dispose or direct the disposition of 39,000 shares. Steven E. Litt stated that as a managing member of 4010 Capital, LLC, Steven E. Litt may be deemed the beneficial owner of the 39,000 shares beneficially owned by 4010 Partners, LP; and 108,400 shares beneficially owned by Legion Partners Special Opportunities, L.P. XV; with shared power to vote or direct vote and shared power to dispose or direct the disposition of 147,400 shares. The remaining members of the group had no sole or shared voting or dispositive power over any of the reported shares. The address of the principal office of each of Macellum Badger Fund LP, Macellum Badger Fund II LP, Macellum Advisors, LP, Macellum Advisors GP, LLC and Mr. Duskin is 99 Hudson Street, 5th Floor, New York, NY 10013. The address of the principal office of each of Legion Partners Holdings, LLC, Legion Partners, L.P. I, Legion Partners, L.P. II, Legion Partners Special Opportunities, L.P. XV, Legion Partners, LLC, Legion Partners Asset Management, LLC and Messrs. Kiper and White is 12121 Wilshire Blvd, Suite 1240, Los Angeles, CA 90025. The address of the principal office of each of Ancora Catalyst Institutional, LP, Ancora Catalyst, LP, Ancora Merlin, LP, Ancora Merlin Institutional, LP, Ancora Catalyst SPV I LP Series M, a series of Ancora Catalyst SPV I LP, Ancora Catalyst SPV I LP Series N, a series of Ancora Catalyst SPV I LP, Ancora Catalyst SPV I LP Series O, a series of Ancora Catalyst SPV I LPAncora Catalyst SPV I LP Series P, a series of Ancora Catalyst SPV I LP, Ancora Advisors, LLC, Ancora Alternatives LLC, Ancora Family Wealth Advisors, LLC, The Ancora Group Inc., Inverness Holdings, LLC, Ancora Holdings, Inc. and Mr. DiSanto is 6060 Parkland Boulevard, Suite 200, Cleveland, OH 44124. The address of the principal office of Ancora Catalyst SPV I SPC Ltd Segregated Portfolio G is 94 Solaris Avenue, Box 1348, Camana Bay, Grand Cayman, Cayman Islands KY1-1108. The address of the principal office of each of 4010 Partners, LP, 4010 Capital, LLC, 4010 General Partner, LLC, and Mr. Litt is 48 Brookridge Drive, Greenwich, CT 06830. The principal business address of Ms. Jenkins is 18 Tamaron Way, Greer, SC 29650. The principal business address of Mr. Kantor is 17 Fenbrook Drive, Larchmont, NY 10538. The principal business address of Mr. Kingsbury is 170 Golf House Road, Haverford, PA 19041. The principal business address of Ms. Murray is 9959 Brassie Bend, Naples, FL 34108.
II-4

(19)	According to the amended Schedule 13G filed February 10, 2021 by The Vanguard Group (“Vanguard”), Vanguard and certain affiliated entities were the beneficial owner of 13,917,049 shares of Kohl’s common stock as of December 31, 2020. The filing indicates that Vanguard and certain affiliated entities have sole dispositive power with respect to 13,678,836 shares, shared voting power with respect to 107,652 shares and shared dispositive power with respect to 238,213 shares.
(20)	According to the amended Schedule 13G filed January 29, 2021 by Blackrock, Inc. (“Blackrock”), Blackrock and certain affiliated entities were the beneficial owner of 13,235,074 shares of Kohl’s common stock as of December 31, 2020. The filing indicates that Blackrock and certain affiliated entities have sole voting power with respect to 12,579,543 shares and sole dispositive power with respect to 13,235,074 shares.
(21)	According to the Schedule 13G filed February 16, 2021 by T. Rowe Price Associates, Inc. (“T. Rowe”), T. Rowe and certain affiliated entities were the beneficial owner of 8,965,927 shares of Kohl’s common stock as of December 31, 2020. The filing indicates that T. Rowe and certain affiliated entities have sole voting power with respect to 4,522,949 shares and sole dispositive power with respect to 8,956,927 shares.
(22)	According to the Schedule 13G filed February 16, 2021 by State Street Corporation (“State Street”), State Street and certain affiliated entities were the beneficial owner of 5,015,317 shares of Kohl’s common stock as of December 31, 2020. The filing indicates that State Street and certain affiliated entities have shared voting power with respect to 3,650,194 and shared dispositive power with respect to 5,015,317 shares.

II-5

IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own. The Investor Group urges you to sign, date, and return the enclosed WHITE proxy card today to vote FOR the election of the Nominees and in accordance with the Investor Group’s recommendations on the other proposals on the agenda for the 2021 Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed WHITE proxy card and return it to the Investor Group, c/o Saratoga Proxy Consulting LLC (“Saratoga”) in the enclosed postage-paid envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a WHITE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions. As a beneficial owner, you may vote the shares virtually at the 2021 Annual Meeting only if you obtain a legal proxy from the broker or bank giving you the rights to vote the shares.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.
•	You may vote your shares virtually at the 2021 Annual Meeting. Even if you plan to attend the 2021 Annual Meeting, we recommend that you submit your WHITE proxy card by mail by the applicable deadline so that your vote will be counted if you later decide not to attend the 2021 Annual Meeting.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the Company’s proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our five Nominees only on our WHITE proxy card. So please make certain that the latest dated proxy card you return is the WHITE proxy card.

If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of the Investor Group’s proxy materials,

please contact:

Shareholders call toll-free at (888) 368-0379

Email: info@saratogaproxy.com

WHITE PROXY CARD

KOHL’S CORPORATION

2021 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF MACELLUM BADGER, LP AND THE OTHER PARTICIPANTS IN ITS PROXY SOLICITATION

THE BOARD OF DIRECTORS OF KOHL’S CORPORATION
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Jonathan Duskin, John Ferguson and Christopher Kiper, and each of them, attorneys and agents with full power of substitution to vote all shares of Common Stock of Kohl’s Corporation (the “Company”) which the undersigned would be entitled to vote if personally present at the 2021 Annual Meeting of Shareholders of the Company scheduled to be held virtually online, via live webcast, on May 12, 2021 at 8:00 am Central Time (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “2021 Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the 2021 Annual Meeting that are unknown to Macellum Badger, LP a reasonable time before this solicitation, each of whom are deemed participants in this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR ALL NOMINEES” IN PROPOSAL 1, “AGAINST” PROPOSAL 2, “FOR” PROPOSAL 3, AND “ABSTAIN” FROM PROPOSAL 4.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse and the completion of the 2021 Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2021 Annual Meeting

This Proxy Statement and our WHITE proxy card are available at

www.createvalueatkohls.com

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

WHITE PROXY CARD

[X] Please mark vote as in this example

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR ALL NOMINEES” IN PROPOSAL 1, “AGAINST” PROPOSAL 2, “FOR” PROPOSAL 3, AND “ABSTAIN” FROM PROPOSAL 4. MACELLUM BADGER STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR ALL NOMINEES” LISTED BELOW IN PROPOSAL 1 AND “AGAINST” PROPOSAL 2. MACELLUM BADGER MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 3 AND PROPOSAL 4.

1.	Macellum Badger’s proposal to elect Jonathan Duskin, Margaret L. Jenkins, Jeffrey A. Kantor, Thomas A. Kingsbury and Cynthia S. Murray to the Board to serve as directors with a term expiring at the 2022 annual meeting of shareholders and until their respective successors are duly elected and qualified.
		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL NOMINEES EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	Jonathan Duskin Margaret L. Jenkins Jeffrey A. Kantor Thomas A. Kingsbury Cynthia S. Murray	☐	☐	☐ ________________ ________________ ________________ ________________ ________________

Macellum Badger intends to use this proxy to vote (i) “FOR” Jonathan Duskin, Margaret L. Jenkins, Jeffrey A. Kantor, Thomas A. Kingsbury and Cynthia S. Murray and (ii) “FOR” the candidates who have been nominated by the Company to serve as directors, other than Steven A. Burd, Jonas Prising, John E. Schlifske, Frank V. Sica and Stephanie A. Streeter, for whom Macellum Badger is not seeking authority to vote for and will not exercise any such authority. The names, backgrounds and qualifications of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if our Nominees are elected.

NOTE: If you do not wish for your shares to be voted “FOR” a particular nominee, mark the “FOR ALL NOMINEES EXCEPT NOMINEE(S) WRITTEN BELOW” box and write the name(s) of the nominee(s) you do not support on the line(s) above. Your shares will be voted for the remaining nominee(s).

2.	The Company’s proposal to vote on a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers.
☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	The Company’s proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending January 29, 2022.
☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	The shareholder proposal regarding the right to act by written consent.
☐	FOR	☐	AGAINST	☐	ABSTAIN

WHITE PROXY CARD

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.